                                                                     EXHIBIT 4.2

                        IMPAC COMMERCIAL HOLDINGS, INC.

                       1997 STOCK OPTION AND AWARDS PLAN

                             STOCK OPTION AGREEMENT


NAME: ___________________

          This AGREEMENT is made effective as of the ______ day of ______, _______ (the "Option Grant Date"), by and between Impac Commercial Holdings, Inc., a Maryland corporation (the "Company") and ________________ (the "Optionee").

                                   RECITALS

          WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option and Awards Plan (the "Plan") effective as of April 14, 1997, and

          WHEREAS, pursuant to the provisions of said Plan, the Administrator of the Company, by action duly taken on ________________, _____, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

          1.   The Option(s).  The Optionee may, at his/her option, purchase all
               -------------
or any part of an aggregate of __________ shares of Common Stock (the "Optioned Shares"), at the price of $_________ per share (the "Option Price"), on the terms and conditions set forth herein.

          2.   Option Type; Exercise Dates and Exercise.  Options intended to
               ----------------------------------------
qualify as Incentive Stock Options are designated by an "ISO" under the category "Type." Options intended as separate Non-Qualified Stock Options are designated by a "NQSO" under the category "Type." [IF SARS ARE GRANTED IN CONJUNCTION WITH THE STOCK OPTION, INSERT THE FOLLOWING: STOCK APPRECIATION RIGHTS ("SAR") THAT ARE GRANTED IN CONJUNCTION WITH ALL OR PART OF A STOCK OPTION ARE DESIGNATED UNDER THE CATEGORY "SAR" WITH THE AMOUNT OF

SHARES THE SAR RELATES TO SET FORTH BELOW AND A STOCK APPRECIATION RIGHTS AGREEMENT SHALL BE EXECUTED AS WELL.] The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

                   Number of            Exercise Dates
                   ---------            --------------
    Type             Shares           First         Last          SAR
    ----             ------           -----         ----          ---

_____________   ________________   ________________________   ____________

_____________   ________________   ________________________   ____________

_____________   ________________   ________________________   ____________

_____________   ________________   ________________________   ____________

_____________   ________________   ________________________   ____________

          Optionee acknowledges that he/she understands he/she has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 4(c) below.

          3.   Method of Exercise. This Option shall be deemed exercised as to
               ------------------
the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by full payment in cash or cash equivalents as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or part may also be made (i) by cancellation of any indebtedness owed by the Company to the Optionee,(ii) by a full recourse promissory note executed by the Optionee, (iii) in the form of unrestricted Stock owned by the Optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award under the Plan (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by any combination of the foregoing. Any payment in the form of Stock already owned by the Optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a NQSO is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares surrendered upon the exercise of such option.

          4.   Governing Plan.  This Agreement hereby incorporates by reference
               --------------
the Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

               (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

               (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

               (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the Option(s) and represents that he/she understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2; (ii) the day prior to the fifth anniversary, in certain circumstances, of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options pursuant to Subsection (5)(b) and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such Stock Option's term following the Optionee's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Optionee's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

               (d) Acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422 of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422, including without limitation the following holding period and employment requirements:

                   (1) holding period requirement: no disposition of an Optioned
                       --------------------------
          Share may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him/her, and

                   (2) employment requirement: at all times during the period
                       ----------------------
          beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its Parent, or a Subsidiary of the Company, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code Section 422.

          5.   Representations and Warranties.  As a condition to the exercise
               ------------------------------
of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

          6.   Options Not Transferable.  No Stock Option shall be transferable
               ------------------------
by the Optionee other than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

NOTE:  INSERT THE FOLLOWING IF OPTION IS TRANSFERABLE:

          [6.  TRANSFERABILITY OF OPTIONS. NON-QUALIFIED STOCK OPTIONS MAY BE
               --------------------------
TRANSFERRED BY THE OPTIONEE TO (A) THE SPOUSE, QUALIFIED DOMESTIC PARTNER, CHILDREN OR GRANDCHILDREN OF THE OPTIONEE AND ANY OTHER PERSONS RELATED TO THE OPTIONEE AS MAY BE APPROVED BY THE ADMINISTRATOR ("IMMEDIATE FAMILY MEMBERS"),
(B) A TRUST OR TRUSTS FOR THE EXCLUSIVE BENEFIT OF SUCH IMMEDIATE FAMILY MEMBERS, (C) A PARTNERSHIP OR PARTNERSHIPS IN WHICH SUCH IMMEDIATE FAMILY MEMBERS ARE THE ONLY PARTNERS, OR (D) ANY OTHER PERSONS OR ENTITIES AS MAY BE APPROVED BY THE ADMINISTRATOR, PROVIDED THAT (x) THERE MAY BE NO CONSIDERATION FOR ANY TRANSFER UNLESS APPROVED BY THE ADMINISTRATOR, (y) THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH OPTIONS ARE GRANTED MUST BE APPROVED BY THE ADMINISTRATOR, AND MUST EXPRESSLY PROVIDE FOR TRANSFERABILITY IN A MANNER CONSISTENT WITH SECTION 5(f)(ii) OF THE PLAN, AND (z) SUBSEQUENT TRANSFERS OF TRANSFERRED OPTIONS SHALL BE PROHIBITED EXCEPT THOSE IN ACCORDANCE WITH SECTION 5(f)(i) OF THE PLAN OR EXPRESSLY APPROVED BY THE ADMINISTRATOR. FOLLOWING TRANSFER, ANY SUCH OPTIONS SHALL CONTINUE TO BE SUBJECT TO THE SAME TERMS AND CONDITIONS AS WERE APPLICABLE IMMEDIATELY PRIOR TO TRANSFER, PROVIDED THAT, EXCEPT FOR PURPOSES OF SECTIONS 5(g), (h) AND (i) AND 11(c) OF THE PLAN, THE TERMS "OPTIONEE," STOCK OPTION HOLDER" AND "PARTICIPANT" SHALL BE DEEMED

TO REFER TO THE TRANSFEREE. THE EVENTS OF TERMINATION OF EMPLOYMENT UNDER SECTIONS 5(g), (h) AND (i) HEREOF SHALL CONTINUE TO BE APPLIED WITH RESPECT TO THE ORIGINAL OPTIONEE, FOLLOWING WHICH THE OPTIONS SHALL BE EXERCISABLE BY THE TRANSFEREE ONLY TO THE EXTENT, AND FOR THE PERIODS SPECIFIED UNDER SUCH SECTIONS UNLESS THE OPTION AGREEMENT GOVERNING SUCH OPTIONS OTHERWISE PROVIDES. NOTWITHSTANDING THE TRANSFER, THE ORIGINAL OPTIONEE WILL CONTINUE TO BE SUBJECT TO THE PROVISIONS OF SECTION 11(c) OF THE PLAN REGARDING PAYMENT OF TAXES, INCLUDING THE PROVISIONS ENTITLING THE COMPANY TO DEDUCT SUCH TAXES FROM AMOUNTS OTHERWISE DUE TO SUCH OPTIONEE. ANY TRANSFER OF A STOCK OPTION THAT WAS ORIGINALLY GRANTED WITH DERS RELATED THERETO SHALL AUTOMATICALLY INCLUDE THE TRANSFER OF SUCH DERS, ANY ATTEMPT TO TRANSFER SUCH STOCK OPTION SEPARATELY FROM SUCH DERS SHALL BE VOID, AND SUCH DERS SHALL CONTINUE IN EFFECT ACCORDING TO THEIR TERMS. "QUALIFIED DOMESTIC PARTNER" FOR THE PURPOSE OF THIS SECTION 6 SHALL MEAN A DOMESTIC PARTNER LIVING IN THE SAME HOUSEHOLD AS THE OPTIONEE AND REGISTERED WITH, CERTIFIED BY OR OTHERWISE ACKNOWLEDGED BY THE COUNTY OR OTHER APPLICABLE GOVERNMENTAL BODY AS A DOMESTIC PARTNER OR OTHERWISE ESTABLISHING SUCH STATUS IN ANY MANNER SATISFACTORY TO THE ADMINISTRATOR. INCENTIVE STOCK OPTIONS SHALL NOT BE TRANSFERABLE EXCEPT BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION.]

          7.   No Enlargement of Employee Rights.  Nothing in this Agreement
               ---------------------------------
shall be construed to confer upon the Optionee (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent, to terminate his/her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

          8.   Withholding of Taxes.  Optionee authorizes the Company to
               --------------------
withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

          9.   Laws Applicable to Construction.  This Agreement shall be
               -------------------------------
construed and enforced in accordance with the laws of the State of California.

          10.  Agreement Binding on Successors.  The terms of this Agreement
               -------------------------------
shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

          11.  Costs of Litigation.  In any action at law or in equity to
               -------------------
enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

          12.  Necessary Acts.  The Optionee agrees to perform all acts and
               --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

          13.  Counterparts.  For convenience this Agreement may be executed in
               ------------
any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

          14.  Invalid Provisions.  In the event that any provision of this
               ------------------
Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

          15.  Limitation on Value of Optioned Shares.  Optionee acknowledges
               --------------------------------------
that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a Non-Qualified Stock Option.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

IMPAC COMMERCIAL HOLDINGS, INC.          OPTIONEE


By:
   ------------------------------        -----------------------------------
   Name:                                 (Signature)
   Title:

                                         -----------------------------------
                                         (Print Name)

Address of Participant:

---------------------------------        -----------------------------------
                                         (Social Security)

---------------------------------


          By his or her signature below, the spouse of the Optionee, if such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                                    ----------------------------------------
                                    Spouse

                                    Dated:
                                          ----------------------------------

          By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                              ----------------------------------------------
                              Optionee

                              Dated:
                                    ----------------------------------------

                        IMPAC COMMERCIAL HOLDINGS, INC.
                       1997 STOCK OPTION AND AWARDS PLAN

                      STOCK APPRECIATION RIGHTS AGREEMENT

NAME: ___________________


     This AGREEMENT dated as of the _____ day of _______________, _____, between IMPAC COMMERCIAL HOLDINGS, INC., a Maryland corporation (the "Company") and ___________________________ (the "Participant").

                                    RECITALS

     WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option and Awards Plan (the "Plan") effective as of April 14, 1997, and

     WHEREAS, pursuant to Section 2 of the Plan, the Administrator by action duly taken on ___________, ______, granted to Participant Stock Appreciation Rights ("SARs") on the terms and conditions set forth in the Plan and the term and conditions set forth herein.

     NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant and the mutual promises made herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

     1.   Grant.  Subject to the terms of this Agreement, the Company grants to
          -----
Participant SARs covering a total of _______________ shares of Common Stock of the Company subject to the terms and conditions set forth in the Plan and the terms and conditions set forth herein at a price of $____________ per share (the "SAR Price").

     2.   Type of SAR and Exercise Dates.  SARs and Limited SARs that are
          ------------------------------
granted in conjunction with all or part of a Stock Option granted under the Plan shall be marked below as such and designated as a "Related Rights SAR." In the case of an Incentive Stock Option, Related Rights SARs may be granted only at the time of the grant of the Incentive Stock Option. SARs and Limited SARs that are granted alone shall be marked below as such and designated as a "Free Standing SAR." The SAR shall be exercisable as to the specified number of shares on and after the "First" dates and on or before the "Last" dates set forth below:

                                           Exercise Dates
                                           --------------
  Type of SAR      Number of Shares      First         Last
  -----------      ----------------      -----         ----

---------------    ----------------    ---------    ----------

---------------    ----------------    ---------    ----------

---------------    ----------------    ---------    ----------

---------------    ----------------    ---------    ----------

---------------    ----------------    ---------    ----------

     If Participant is granted a Related SAR, the Stock Option with which it was granted is specified below.

              Grant date of Stock Option:           _____________
              Shares Underlying Stock Option:       _____________
              Price per share of Stock Option:      $____________

     Participant acknowledges that he/she understands he/she has no right whatsoever to exercise the SAR(s) granted hereunder with respect to any Shares covered by any installment until such installment accrues as provided above.

     3.   Governing Plan.  This Agreement hereby incorporates by reference the
          --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect Participant's rights under this Agreement and the Plan except as may be required by applicable law. Participant expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. Participant also hereby expressly acknowledges, represents and agrees as follows:

          (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

          (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

          (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the SAR(s) and represents that he/she understands that said SAR(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in Section 2;
(ii) if a Related SAR, then upon the termination or exercise of the related Stock Option;(iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such SAR's term following the Participant's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Participant's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and (h) of the Plan.

     4.   Representations and Warranties.  As a condition to the exercise of any
          ------------------------------
portion of an SAR, the Company may require, if issuing shares of stock, the person exercising such SAR to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. If Participant receives stock upon exercise of an SAR, Participant hereby represents to the Company that each of the SARs evidenced hereby and the shares issuable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

     5.   No Enlargement of Employee Rights.  Nothing in this Agreement shall be
          ---------------------------------
construed to confer upon Participant (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent, to terminate his/her employment. Participant acknowledges that in the absence of an express written employment agreement to the contrary, Participant's employment with the Company may be terminated by the Company at any time, with or without cause.

     6.   Related Rights SAR
          ------------------

          (a) Term. A Related Rights SAR or applicable portion thereof granted in conjunction with a given Stock Option will terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Rights SAR granted with respect to less than the full number of shares covered by a related Stock Option will only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the SAR.

          (b) Exercise. Related Rights SARs are exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable; provided, however, that any Related Rights SAR is not exercisable
             --------  -------
during the first six (6) months of its term, except that this additional limitation shall not apply in the event of death or Disability (as defined in the Plan) of the Participant prior to the expiration of such six-month period.

          Upon the exercise of a Related Rights SAR, the Participant is entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value (as defined in the Plan) of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Rights SAR has been exercised, with the Administrator having the right to determine the form of payment.

          Upon the exercise of a Related Rights SAR, the Stock Option or part thereof to which such Related Rights SAR is related is deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

          A Related Rights SAR granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (c) Transferability. Related SARs are transferable only when and to the extent that the underlying Stock Option would be transferable under Subsection 5(f) of the Plan.

     7.   Free Standing SARs.
          ------------------

          (a) Term. The term of a Free Standing SAR is fixed by the Administrator and set forth herein, but no Free Standing SAR is exercisable more than ten years after the date such right is granted.

          (b) Exercise. Free Standing SARs are not exercisable during the first six (6) months of its term, except that this limitation does not apply in the event of death or Disability (as defined in the Plan) of Participant prior to the expiration of such six-month period.

          Upon the exercise of a Free Standing SAR, the Participant is entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value (as defined in the Plan) of one share of Stock as of the date of exercise over the price per share specified in the Free Standing SAR (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

          (c) Transferability. Free Standing SARs shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraphs (c) and (f) of Section 5 of the Plan.

          (d) Termination of Participant. In the event of the termination of Participant, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

     8.   Limited SARs.  Limited SARs may only be exercised within the 30-day
          ------------
period following a "Change of Control" (as defined in Section 10 of the Plan), and, with respect to Limited SARs that are also Related Rights SARs ("Related Limited SARs"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 of the Plan; provided, however, that no Related Limited SAR shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event o death or Disability of the Participant prior to the expiration of such six-month period.

     Upon the exercise of a Limited SAR, the Participant will be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited SAR which is a Free Standing SAR, the price per share specified in the Free Standing SAR, such excess to be multiplied by the number of shares in respect of which the Limited SAR will have been exercised.

     9.   Execution and Delivery.  Participant acknowledges that Participant
          ----------------------
shall have no rights with respect to any Award granted by the Company unless and until Participant executes an Award Agreement and delivers it to the Company within sixty days of such award (or such other period as the Committee may specify after the Award Date).

     10.  Withholding of Taxes.  Participant authorizes the Company to withhold,
          --------------------
in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the SARs.

     11.  Laws Applicable to Construction.  This Agreement shall be construed
          -------------------------------
and enforced in accordance with the laws of the State of California.

     12.  Agreement Binding on Successors.  The terms of this Agreement shall be
          -------------------------------
binding upon the executors, administrators, heirs, successors, transferees and assignees of the Participant.

     13.  Costs of Litigation.  In any action at law or in equity to enforce any
          -------------------
of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

     14.  Necessary Acts.  The Participant agrees to perform all acts and
          --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     15.  Counterparts.  For convenience this Agreement may be executed in any
          ------------
number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     16.  Invalid Provisions.  In the event that any provision of this Agreement
          ------------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Participant's execution of this Agreement, Participant agrees to the terms and conditions hereof and of the Plan.

IMPAC COMMERCIAL HOLDINGS, INC.     Participant

By:___________________________      __________________________________
   Name:                            (Signature)
   Title:

                                    __________________________________
                                    (Print Name)

Address of Participant:

______________________________      __________________________________
                                    (Social Security)

______________________________

     By his or her signature below, the spouse of the Participant, if such Participant be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                              ________________________________________
                              Spouse

                              Dated:__________________________________


          By his or her signature below the Participant represents that he or she is not legally married as of the date of execution of this Agreement.


                              ________________________________________
                              Participant

                              Dated:__________________________________

                        IMPAC COMMERCIAL HOLDINGS, INC.
                       1997 STOCK OPTION AND AWARDS PLAN

                             STOCK OPTION AGREEMENT
                                   WITH DERS


NAME: ____________________

          This AGREEMENT is made effective as of the ______ day of _______________, (the "Option Grant Date"), by and between IMPAC COMMERCIAL HOLDINGS, INC., a Maryland corporation (the "Company") and _________________ (the "Optionee").

                                   RECITALS

          WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option and Awards Plan (the "Plan") effective as of April 14, 1997, and

          WHEREAS, pursuant to the provisions of said Plan, the Administrator of the Company, by action duly taken on _____________, _____, granted to the Optionee an option or options (the "Option(s)") to purchase shares of the Common Stock of the Company on the terms and conditions set forth herein.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

          1.   (a) The Option(s).  The Optionee may, at his option, purchase all
                   -------------
or any part of an aggregate of ______ shares of Common Stock (the "Optioned Shares"), at the price of $_____ per share (the "Option Price"), on the terms and conditions set forth herein.

               (b)  DERs.  Dividend Equivalent Rights ("DERs") shall be credited
                    ----
with respect to the Optioned Shares and the DERs shall be deemed [CHOOSE ONE:
"CURRENT-PAY DERS"/"ACCRUED DERS"], as described in the Plan. Current-Pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock of the Company during the time the related Option is outstanding in an amount equal to the cash dividend (or Stock or other property distributed) per share being paid on the Stock times the number of Optioned Shares. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders. [INSERT THE FOLLOWING IF ACCRUED DERS ARE GRANTED: ACCRUED DERS MAY BE ACCRUED IN RESPECT OF CASH DIVIDENDS ONLY OR CASH DIVIDENDS AND THE VALUE OF ANY STOCK OR OTHER PROPERTY DISTRIBUTED TO STOCKHOLDERS, AS THE ADMINISTRATOR SHALL DETERMINE AT THE TIME OF GRANT. ACCRUED DERS SHALL BE ACCRUED WITH RESPECT TO THE RELATED STOCK OPTIONS OUTSTANDING AS OF THE DATE DIVIDENDS ARE DECLARED ON THE COMPANY'S STOCK IN ACCORDANCE WITH THE FOLLOWING FORMULA: (A x B)/C UNDER WHICH "A" EQUALS THE NUMBER OF SHARES SUBJECT TO SUCH STOCK OPTIONS, "B" EQUALS THE CASH DIVIDEND PER SHARE OR THE VALUE PER SHARE OF THE STOCK OR OTHER PROPERTY BEING DISTRIBUTED, AS THE CASE MAY BE, AND "C" EQUALS THE FAIR MARKET VALUE PER SHARE OF STOCK ON THE DIVIDEND PAYMENT DATE. THE ACCRUED DERS SHALL REPRESENT SHARES OF STOCK WHICH SHALL BE ISSUABLE TO THE OPTIONEE OF THE RELATED STOCK OPTION PROPORTIONATELY AS THE OPTIONEE EXERCISES THE STOCK OPTION TO WHICH THE ACCRUED DERS RELATE, ROUNDED DOWN TO THE NEAREST WHOLE NUMBER OF SHARES.]

          2.  Option Type; Exercise Dates and Exercise.  Options intended to
              ----------------------------------------
qualify as Incentive Stock Options are designated by an "ISO" under the category "Type." Options intended as separate nonstatutory options are designated by a "NQSO" under the category "Type." The Option(s) shall be exercisable as to the specified number of Optioned Shares on and after the "First" dates and on or before the "Last" dates set forth below:

                                     Exercise Dates
                               --------------------------
  Type      Number of Shares      First           Last
--------    ----------------   -----------    -----------

--------    ----------------   -----------    -----------

--------    ----------------   -----------    -----------

--------    ----------------   -----------    -----------

--------    ----------------   -----------    -----------

--------    ----------------   -----------    -----------

Optionee acknowledges that he/she understands he/she has no right whatsoever to exercise the Option(s) granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Option(s) granted hereunder shall expire and become unexercisable as provided in Section 3(c) below.

     This Option shall be deemed exercised as to the shares to be purchased when written notice of such exercise has been given to the Company at its principal business office by the Optionee with respect to the Common Stock to be purchased. Such notice shall be accompanied by full payment in cash or cash equivalents as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or part may also be made
(i) by cancellation of any indebtedness owed by the Company to the Optionee,(ii) by a full recourse promissory note executed by the Optionee, (iii) in the form of unrestricted Stock owned by the Optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award under the Plan (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by any combination of the foregoing. Any payment in the form of Stock already owned by the Optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a NQSO is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares surrendered upon the exercise of such option.

     3.  Governing Plan.  This Agreement hereby incorporates by reference the
         --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect the Optionee's rights under this Agreement and the Plan except as may be required by applicable law. The Optionee expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. The Optionee also hereby expressly acknowledges, represents and agrees as follows:

          (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

          (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

          (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the exercise of the Option(s) and represents that he/she understands that said Option(s) must be exercised on or before the earliest of the following dates, whichever is applicable: (i) the "Last" exercise date noted above in
Section 2; (ii) the day prior to the fifth anniversary, in certain circumstances, of the Option(s) Grant Date with respect to Options granted as Incentive Stock Options pursuant to Subsection (5)(a)(ii) and the day prior to the tenth anniversary of the Option(s) Grant Date with respect to Options granted as Non-Qualified Stock Options; (iii) the effective date of a sale or other disposition of all or substantially all of the stock or assets of the Company, as provided in Section 10 of the Plan; (iv) the date which is the earlier of (A) three months from the date of termination or (B) the expiration of such Stock Option's term following the Optionee's termination of directorship or consulting or other arrangement (unless extended) for any reason other than death or disability as provided under Subsection 5(i) of the Plan; or (v) the date that is one year following the Optionee's termination of employment, directorship or consulting or other arrangement by reason of his/her death, or the date that is one year following his/her termination of employment, directorship or consulting or other arrangement by reason of disability, whichever is applicable, as provided in Subsections 5(g) and 5(h) of the Plan.

               (d) Acknowledges, understands and agrees that the existence of the Plan and the execution of this Agreement are not sufficient by themselves to cause any exercise of any Option(s) granted as an Incentive Stock Option to qualify for favorable tax treatment through the application of Section 422(a) of the Internal Revenue Code; that Optionee must, in order to so qualify, individually meet by his own action all applicable requirements of Section 422(a), including without limitation the following holding period and employment requirements:

                    (1)  holding period requirement:  no disposition of an
                         --------------------------
          Optioned Share may be made by Optionee within two (2) years from the date of the granting of the Option(s) nor within one (1) year after the transfer of such Optioned Share to him/her, and

                    (2)  employment requirement:  at all times during the period
                         ----------------------
          beginning on the date of the granting of the Option(s) and ending on the day three (3) months before the date of exercise, the Optionee must have been an employee of the Company, its Parent, or a Subsidiary of the Company, of Affiliated Companies, or a corporation or a parent or subsidiary of such corporation issuing or assuming the Option(s) in a transaction to which Section 425(a) of the Internal Revenue Code applies, except where the termination of employment is by means of the employee's disability, in which case said three (3) month period may be extended to one (1) year, as provided under Internal Revenue Code
          Section 422(a).

          4.  Representations and Warranties.  As a condition to the exercise of
              ------------------------------
any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Optionee hereby represents to the Company that each of the Option evidenced hereby and the shares purchasable upon exercise thereof is being acquired only for investment and without any present intention to sell or distribute such securities.

          5.  Options Not Transferable.  No Stock Option shall be transferable
              ------------------------
by the Optionee other than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

NOTE:     INSERT THE FOLLOWING IF THE ADMINISTRATOR CHOOSES THE OPTION TO BE
          TRANSFERABLE:

          [5.  TRANSFERABILITY OF OPTIONS. NON-QUALIFIED STOCK OPTIONS MAY BE
               --------------------------
TRANSFERRED BY THE OPTIONEE TO (A) THE SPOUSE, QUALIFIED DOMESTIC PARTNER, CHILDREN OR GRANDCHILDREN OF THE OPTIONEE AND ANY OTHER PERSONS RELATED TO THE OPTIONEE AS MAY BE APPROVED BY THE ADMINISTRATOR ("IMMEDIATE FAMILY MEMBERS"),
(B) A TRUST OR TRUSTS FOR THE EXCLUSIVE BENEFIT OF SUCH IMMEDIATE FAMILY MEMBERS, (C) A PARTNERSHIP OR PARTNERSHIPS IN WHICH SUCH IMMEDIATE FAMILY MEMBERS ARE THE ONLY PARTNERS, OR (D) ANY OTHER PERSONS OR ENTITIES AS MAY BE APPROVED BY THE ADMINISTRATOR, PROVIDED THAT (x) THERE MAY BE NO CONSIDERATION FOR ANY TRANSFER UNLESS APPROVED BY THE ADMINISTRATOR, (y) THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH OPTIONS ARE GRANTED MUST BE APPROVED BY THE ADMINISTRATOR, AND MUST EXPRESSLY PROVIDE FOR TRANSFERABILITY IN A MANNER CONSISTENT WITH SECTION 5(f)(ii) OF THE PLAN, AND (z) SUBSEQUENT TRANSFERS OF TRANSFERRED OPTIONS SHALL BE PROHIBITED EXCEPT THOSE IN ACCORDANCE WITH SECTION 5(f)(i) OF THE PLAN OR EXPRESSLY APPROVED BY THE ADMINISTRATOR. FOLLOWING TRANSFER, ANY SUCH OPTIONS SHALL CONTINUE TO BE SUBJECT TO THE SAME TERMS AND CONDITIONS AS WERE APPLICABLE IMMEDIATELY PRIOR TO TRANSFER, PROVIDED THAT, EXCEPT FOR PURPOSES OF SECTIONS 5(g), (h) AND (i) AND 11(c) OF THE PLAN, THE TERMS "OPTIONEE," STOCK OPTION HOLDER" AND "PARTICIPANT" SHALL BE DEEMED TO REFER TO THE TRANSFEREE. THE EVENTS OF TERMINATION OF EMPLOYMENT UNDER SECTIONS 5(g), (h) AND (i) HEREOF SHALL CONTINUE TO BE APPLIED WITH RESPECT TO THE ORIGINAL OPTIONEE, FOLLOWING WHICH THE

OPTIONS SHALL BE EXERCISABLE BY THE TRANSFEREE ONLY TO THE EXTENT, AND FOR THE PERIODS SPECIFIED UNDER SUCH SECTIONS UNLESS THE OPTION AGREEMENT GOVERNING SUCH OPTIONS OTHERWISE PROVIDES. NOTWITHSTANDING THE TRANSFER, THE ORIGINAL OPTIONEE WILL CONTINUE TO BE SUBJECT TO THE PROVISIONS OF SECTION 11(c) OF THE PLAN REGARDING PAYMENT OF TAXES, INCLUDING THE PROVISIONS ENTITLING THE COMPANY TO DEDUCT SUCH TAXES FROM AMOUNTS OTHERWISE DUE TO SUCH OPTIONEE. ANY TRANSFER OF A STOCK OPTION THAT WAS ORIGINALLY GRANTED WITH DERS RELATED THERETO SHALL AUTOMATICALLY INCLUDE THE TRANSFER OF SUCH DERS, ANY ATTEMPT TO TRANSFER SUCH STOCK OPTION SEPARATELY FROM SUCH DERS SHALL BE VOID, AND SUCH DERS SHALL CONTINUE IN EFFECT ACCORDING TO THEIR TERMS. "QUALIFIED DOMESTIC PARTNER" FOR THE PURPOSE OF THIS SECTION 5 SHALL MEAN A DOMESTIC PARTNER LIVING IN THE SAME HOUSEHOLD AS THE OPTIONEE AND REGISTERED WITH, CERTIFIED BY OR OTHERWISE ACKNOWLEDGED BY THE COUNTY OR OTHER APPLICABLE GOVERNMENTAL BODY AS A DOMESTIC PARTNER OR OTHERWISE ESTABLISHING SUCH STATUS IN ANY MANNER SATISFACTORY TO THE ADMINISTRATOR. INCENTIVE STOCK OPTIONS SHALL NOT BE TRANSFERRED BY OPTIONEE EXCEPT BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION.]

          6.  No Enlargement of Employee Rights.  Nothing in this Agreement
              ---------------------------------
shall be construed to confer upon the Optionee (if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or any Affiliated Company, or to restrict in any way the right of the Company, a Subsidiary or Parent, or Affiliated Company to terminate his/her employment. Optionee acknowledges that in the absence of an express written employment agreement to the contrary, Optionee's employment with the Company may be terminated by the Company at any time, with or without cause.

          7.  Withholding of Taxes.  Optionee authorizes the Company to
              --------------------
withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of the Option(s) or the issuance of stock pursuant to the exercise of such Option(s).

          8.  Laws Applicable to Construction.  This Agreement shall be
              -------------------------------
construed and enforced in accordance with the laws of the State of California.

         9.   Agreement Binding on Successors.  The terms of this Agreement
              -------------------------------
shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

         10.  Costs of Litigation.  In any action at law or in equity to enforce
              -------------------
any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

         11.  Necessary Acts.  The Optionee agrees to perform all acts and
              --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

         12.  Counterparts.  For convenience this Agreement may be executed in
              ------------
any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

         13.  Invalid Provisions.  In the event that any provision of this
              ------------------
Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

         14.  Limitation on Value of Optioned Shares.  Optionee acknowledges
              --------------------------------------
that the Plan provides that the aggregate fair market value (determined as of the date hereof) of the shares of Common Stock to which Options granted as Incentive Stock Options are exercisable for the first time by Optionee during any calendar year under all incentive stock option plans of the Company and any Subsidiary shall not exceed $100,000. It is understood and agreed that should it be determined that an Option if granted as an

Incentive Stock Option hereunder would exceed such maximum, such Option shall be considered granted as a Non-Qualified Stock Option to the extent, but only to the extent of such excess. This limitation shall not apply to any option granted as a Non-Qualified Stock Option.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written hereinabove.

IMPAC COMMERCIAL HOLDINGS, INC.          OPTIONEE


By:_______________________               _________________________
   Name:                                 Name:
   Title:
                                         _________________________
                                         Street Address

                                         _________________________
                                         City and State

                                         _________________________
                                         Social Security No.


          By his or her signature below, the spouse of the Optionee, if such Optionee be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.

                              ___________________________________
                              Spouse

                              Dated: ____________________________

          By his or her signature below the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.


                              ___________________________________
                              Optionee

                              Dated: ____________________________

                        IMPAC COMMERCIAL HOLDINGS, INC.

                       1997 STOCK OPTION AND AWARDS PLAN

                     DEFERRED STOCK, PERFORMANCE SHARES OR
                        RESTRICTED STOCK AWARD AGREEMENT

NAME:___________________


     This AGREEMENT dated as of the _____ day of _______________, ____, between IMPAC COMMERCIAL HOLDINGS, INC., a Maryland corporation (the "Company") and ________________ (the "Participant").

                                    RECITALS

     WHEREAS, the Board of Directors of the Company has established the 1997 Stock Option and Awards Plan (the "Plan") effective as of April 14, 1997, and

     WHEREAS, pursuant to Section 2 of the Plan, the Administrator has granted to the Participant by action duly taken on __________, ______,(the "Award Date") a deferred stock award (the "Deferred Stock Award"), performance shares award and/or a restricted stock award (the "Restricted Stock Award") based upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant and the mutual promises made herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the parties agree as follows:

                                   AGREEMENT

     1.   Grant.  Subject to the terms of this Agreement, the Company grants to
          -----
the Participant the following:

          (a)  Deferred Stock Award:
               __________     shares of Common Stock of the Company  (the
                              "Deferred Stock")

               Price (optional): $_____________ per share

               Restricted Period: ____________________ to __________________

               Performance Objectives (optional):


               Other Restrictions:


          (b)  Restricted Stock Award:
               __________     shares of Common Stock of the Company (the
                              "Restricted Stock")

               Price (optional): $_____________ per share

               Restricted Period: ____________________ to __________________

               Performance Objectives (optional):


               Other Restrictions:



          (c)  Performance Shares Award:
               __________     shares of Common Stock of the Company  (the
                              "Performance Shares")

               Price (optional): $_____________ per share

               Restricted Period: ____________________ to __________________

               Performance Objectives (optional):


               Other Restrictions:



     2.   Deferred Stock.
          --------------

          (a) Restriction. Subject to the provisions of the Plan and this Agreement, during the Restricted Period, Participant is not permitted to sell, transfer, pledge or assign shares of Deferred Stock awarded hereunder.

          (b) Voting Rights, Dividends and Certificates. Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that
                                                       --------  -------
dividends declared during the Restricted Period with respect to the number of shares covered by the Deferred Stock Award shall be paid to Participant. Certificates for shares of unrestricted Stock shall be delivered to Participant promptly after, and only after, the Restricted Period expires without forfeiture in respect of such shares of Deferred Stock, except as the Participant otherwise determines.

          (c) Termination. Subject to the provisions of Section 7 of the Plan and this Agreement, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by Participant for such Deferred Stock, plus simple interest at 8% per year.

          (d) Expiration. At the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock Award.

     3.   Restricted Stock.
          ----------------

          (a) Restriction. Subject to the provisions of the Plan, Participant is not permitted to sell, transfer, pledge or assign the shares of Restricted Stock during the Restricted Period.

          (b) Certificates and Legend. Participant shall be issued a stock certificate in respect of such shares of Restricted Stock; and such certificate shall be registered in the name of Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions
     (including forfeiture) of the Impac Commercial Holdings, Inc., 1997 Stock Option and Awards Plan and a

     Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Impac Commercial Holdings, Inc. Copies of such Plan and Agreement are on file in the offices of Impac Commercial Holdings, Inc."

          The stock certificates evidencing such shares shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award, a form of which is attached here to as Exhibit A.

          (c) Voting Rights. Except as provided herein, Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period.

          (d) Termination.  Subject to the provisions of this Agreement and
Section 7 of the Plan, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock, plus simple interest at 8% per year.

     4.   Performance Shares.
          ------------------

          (a) Restriction. Subject to the provisions of the Plan, Participant is not permitted to sell, transfer, pledge or assign Performance Shares during the Restricted Period.

          (b) Certificates and Legend. Participant shall be issued a stock certificate in respect of such shares of Performance Stock; and such certificate shall be registered in the name of Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Impac Commercial Holdings, Inc., 1997 Stock Option and Awards Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Impac Commercial Holdings, Inc. Copies of such Plan and Agreement are on file in the offices of Impac Commercial Holdings, Inc."

          The stock certificates evidencing such shares shall be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Performance Share award, Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award, a form of which is attached here to as Exhibit A.

          (c) Voting Rights. Except as provided herein, Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period.

          (d) Termination.  Subject to the provisions of this Agreement and
Section 7 of the Plan, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by Participant, and Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock, plus simple interest at 8% per year.

     5.   Governing Plan.  This Agreement hereby incorporates by reference the
          --------------
Plan and all of the terms and conditions of the Plan as heretofore amended and as the same may be amended from time to time hereafter in accordance with the terms thereof, but no such subsequent amendment shall adversely affect Participant's rights under this Agreement and the Plan except as may be required by applicable law. Participant expressly acknowledges and agrees that the provisions of this Agreement are subject to the Plan; the terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plan, and in case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall be controlling and binding upon the parties hereto. Participant also hereby expressly acknowledges, represents and agrees as follows:

          (a) Acknowledges receipt of a copy of the Plan, a copy of which is attached hereto and by reference incorporated herein, and represents that he/she is familiar with the terms and provisions of said Plan, and hereby accepts this Agreement subject to all the terms and provisions of said Plan.

          (b) Agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

          (c) Acknowledges that he/she is familiar with Sections of the Plan regarding the issuance of the [DEFERRED STOCK, PERFORMANCE SHARES AND/OR RESTRICTED STOCK].

     6.   Representations and Warranties.  As a condition to the issuance of any
          ------------------------------
portion of shares of [RESTRICTED STOCK/DEFERRED STOCK/PERFORMANCE SHARES] the Company may require Participant receiving such shares to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Participant hereby represents to the Company that the shares issuable pursuant to this Agreement are being acquired only for investment and without any present intention to sell or distribute such securities.

     7.   No Enlargement of Employee Rights.  Nothing in this Agreement shall be
          ---------------------------------
construed to confer upon Participant(if an employee) any right to continued employment with the Company, any Parent or Subsidiary, or to restrict in any way the right of the Company, a Subsidiary or Parent to terminate his/her employment. Participant acknowledges that in the absence of an express written employment agreement to the contrary, Participant's employment with the Company may be terminated by the Company at any time, with or without cause.

     8.   Execution and Delivery. Participant acknowledges that Participant
          ----------------------
shall have no rights with respect to any Award granted by the Company unless and until Participant executes an Award Agreement and delivers it to the Company within sixty days of such award (or such other period as the Participant may specify after the Award Date).

     9.   Withholding of Taxes.  Participant authorizes the Company to withhold,
          --------------------
in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state or local law as a result of the grant of Deferred Stock and/or Restricted Stock Award.

     10.  Laws Applicable to Construction.  This Agreement shall be construed
          -------------------------------
and enforced in accordance with the laws of the State of California.

     11.  Agreement Binding on Successors.  The terms of this Agreement shall be
          -------------------------------
binding upon the executors, administrators, heirs, successors, transferees and assignees of the Participant.

     12.  Costs of Litigation.  In any action at law or in equity to enforce any
          -------------------
of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses end fees on any appeals), and if the successful party recovers judgment in any such action or proceeding such costs, expenses and attorneys' fees shall be included as part of the judgment.

     13.  Necessary Acts.  The Participant agrees to perform all acts and
          --------------
execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.

     14.  Counterparts.  For convenience this Agreement may be executed in any
          ------------
number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     15.  Invalid Provisions.  In the event that any provision of this Agreement
          ------------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. By Participant's execution of this Agreement, Participant agrees to the terms and conditions hereof and of the Plan.

IMPAC COMMERCIAL HOLDINGS, INC.          Participant

By:  _________________________           _______________________
     Name:                               (Signature)
     Title:
                                         _______________________
                                         (Print Name)

Address of Participant:

______________________________           _______________________
                                         (Social Security)
______________________________



     By his or her signature below, the spouse of the Participant, if such Participant be legally married as of the date of his execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plan document.


                              ___________________________________
                              Spouse

                              Dated: ____________________________

     By his or her signature below the Participant represents that he or she is not legally married as of the date of execution of this Agreement.


                              ___________________________________
                              Participant

                              Dated: ____________________________

                                   EXHIBIT A

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sell, assign and transfer unto:

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________) Shares of the _________________

Stock of the _______________________________________________________ Corporation

standing in ___________________________ name(s) on the books of said Corporation represented by certificate(s) No. ______________________________________________

herewith and do hereby irrevocably constitute and appoint ______________________

_______________________________________________________________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitute.

Dated ________________________________   _______________________________________

                                         _______________________________________


THE SIGNATURE(S) ON THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) ON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE.

     THE SIGNATURE(S) OF THE ASSIGNOR(S) MUST BE GUARANTEED HEREON.